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                                                                 EXHIBIT 10.10P

                 FIFTH AMENDMENT TO SYNDICATED CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of February 7, 2000, is entered into by and among WILLIAMS-SONOMA, INC. (the "Company"), BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as agent for itself and the Banks (the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").

                                    RECITALS

     A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of June 1, 1997 (as previously amended, the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

     B. The L/C Agreement (as defined in the Credit Agreement) is being amended to add a facility for up to $75,000,000 in cash advances by BofA to the Company.

     C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2.   Amendments to Credit Agreement.

          (a)  Section 7.05(i) is hereby amended and restated as follows:

                    (i) Additional indebtedness to BofA (or another replacement lender) in principal amount not to exceed $75,000,000) outstanding at any one time;

          (b) All references to the L/C Agreement in the Credit Agreement shall be deemed to refer to the L/C Agreement as amended as described in Recital B above. In particular, the pro rata sharing provisions in paragraph 2.15(d) shall be deemed to apply to all credit outstanding under the L/C Agreement, as amended.

     3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

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          (c)  All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.   Miscellaneous.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

     (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one document (and any other document required herein) may be delivered by any party thereto to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.

     BANK OF AMERICA, N.A., as Agent              WILLIAMS-SONOMA, INC.


     By /s/ PATRICK W. ZETZMAN                    By /s/ JOHN W. TATE
        -----------------------------                --------------------------
            PATRICK W. ZETZMAN                           JOHN W. TATE
     Title    Vice President                         Chief Financial Officer
            -------------------------

     BANK OF AMERICA, N.A., as a Bank             THE BANK OF NEW YORK

     By /s/ GINGER TRIMBLE                        By
        -----------------------------                 -------------------------
            GINGER TRIMBLE
     Title  Vice President                        Title
           --------------------------                   ----------------------

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.

     BANK OF AMERICA NATIONAL TRUST
     AND SAVINGS ASSOCIATION, as Agent
                                             WILLIAMS-SONOMA, INC.
     By
       --------------------------------      By
     Title                                     --------------------------------
           ----------------------------      Title
                                                  -----------------------------
                                             By
                                               --------------------------------
                                             Title
                                                  -----------------------------
     BANK OF AMERICA, N.A.; as a Bank
                                             THE BANK OF NEW YORK
     By
       --------------------------------      By  /s/ CHARLOTTE SOHN FUIKS
     Title                                     --------------------------------
                                                     CHARLOTTE SOHN FUIKS
           ----------------------------      Title V.P.
                                                  -----------------------------
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                            GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT

     The undersigned, each a guarantor with respect to the Company's obligations under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Company of the foregoing Fifth Amendment to Syndicated Credit Agreement, and (ii) reaffirm and agree that the guaranty to which the undersigned is party is in full force and effect, and guaranties all of the obligations of the Company under the Agreement, as amended.

     Dated as of February 7, 2000       WILLIAMS-SONOMA STORES, INC.

                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                          John W. Tate
                                          Chief Financial Officer


                                        HOLD EVERYTHING, INC.

                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                          John W. Tate
                                          Chief Financial Officer


                                        CHAMBERS CATALOG
                                        COMPANY, INC.

                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                          John W. Tate
                                          Chief Financial Officer


                                        POTTERY BARN, INC., formerly known
                                        as POTTERY BARN EAST, INC.

                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                          John W. Tate
                                          Chief Financial Officer


                                        WILLIAMS-SONOMA STORES, LLC

                                        By Williams-Sonoma, Inc., its sole
                                        member

                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                          John W. Tate
                                          Chief Financial Officer


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                                        POTTERY BARN KIDS, INC.

                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                          John W. Tate
                                          Chief Financial Officer


                                        WILLIAMS-SONOMA DIRECT, INC.

                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                          John W. Tate
                                          Chief Financial Officer


                                        WILLIAMS-SONOMA RETAIL
                                        SERVICES, INC.

                                        By /s/ JOHN W. TATE
                                          -------------------------------------
                                          John W. Tate
                                          Chief Financial Officer



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